SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      October 2, 1998 (September 30, 1998)
                Date of report (Date of earliest event reported)


                          OMNIQUIP INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     0-21461               43-1721419
(State or other jurisdiction         (Commission         (I.R.S. Employer
     of incorporation)               File Number)        Identification No.)



          222 East Main Street
     Port Washington, Wisconsin                                 53074
(Address of principal executive offices)                     (Zip code)




Registrant's telephone number, including area code:  (414) 268-8965


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Item 5.  Other Events

     On October 2, 1998, OmniQuip International, Inc. (the "Company") entered into Amendment No. 1 to the Rights Agreement (the "Rights Agreement") dated as of August 21, 1998 between the Company and First Chicago Trust Company of New York, as Rights Agent to (i) revise the definition of "Acquiring Person" (as described below), (ii) delete the reference to "Continuing Director," as used throughout the Rights Agreement, (iii) revise the definitions of "Distribution Date" and "Section 13 Event" and (iv) add a provision restricting the redemption of Rights or the amendment of the Rights Agreement for a period of 180 days following the occurrence of certain events. Capitalized terms used, but not defined herein, have the meanings ascribed thereto in the Rights Agreement, as amended.

     The term "Acquiring Person" has been amended to decrease the beneficial ownership threshold set forth in that definition from "twenty percent (20%)" to "ten percent (10%)." In addition, the references in Sections 3(a) and 11(a)(ii)(B) of the Rights Agreement to "twenty percent (20%)" have been changed to "ten percent (10%)."

     The term "Distribution Date" has been revised to include, in addition to the events specified, the date following the execution of an agreement relating to or providing for a transaction constituting a Section 13 Event. Section 13 of the Rights Agreement has also been revised, principally to revise the definition of Section 13 Event to include certain transactions occurring following a Stock Acquisition Date or during the pendency of a 180 Day Period, as defined.

     The Rights Agreement has also been amended to provide that, in the event that a majority of the Board of Directors is elected by stockholder action by written consent, or is comprised of persons elected at a meeting of stockholders who were not nominated by the Board of Directors in office immediately prior to such meeting, then for a period of 180 days following the effectiveness of such election, the Rights may not be redeemed nor may any amendment be made to the Rights Agreement except an amendment intended to cure any ambiguity or correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any other provision thereof.

     The foregoing description of Amendment No. 1 to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text thereof which is filed as an exhibit hereto and incorporated herein by reference thereto. For a more complete description of the Rights Agreement prior to the amendments described herein, reference is hereby made to the Form 8-K of the Company dated as of August 21, 1998, which is incorporated herein by reference thereto.

     On September 30, 1998, the Board of Directors of the Company also adopted certain amendments to the By-Laws relating, among other things, to meetings of stockholders and consents in lieu of meetings. Reference is hereby made to the Amended By-Laws of the Company filed as an exhibit hereto for the text of such provisions, which provisions are hereby incorporated herein by reference thereto.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

           (i)  Amended By-Laws of the Company.

          (ii)  Amendment No. 1 to Rights Agreement, dated as of
                October 2, 1998, by and between OmniQuip
                International, Inc. and First Chicago Trust Company of New York, as Rights Agent.

         (iii)  Press Release of the Company dated October 2, 1998.







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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       OMNIQUIP INTERNATIONAL, INC.



Dated:  October 2, 1998                By: /s/ P. Enoch Stiff
                                           ------------------
                                           P. Enoch Stiff
                                           President and Chief Executive Officer






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

                               INDEX TO EXHIBITS


   Exhibit
     No.                                   Description
--------------      ------------------------------------------------------------

     3.2            Amended By-Laws of the Company.


      4 Amendment No. 1 to Rights Agreement, dated as of October 2, 1998, by and between OmniQuip International, Inc. and First Chicago Trust Company of New York, as Rights Agent.


     99             Press Release of the Company dated October 2, 1998.









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